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         SUPPLEMENT TO PAINEWEBBER SMALL CAP VALUE FUND PROSPECTUS DATED
                               NOVEMBER 14, 1995

                                                                February 9, 1996

Dear Investor,

This is a supplement to the PaineWebber Small Cap Value Fund Prospectus dated November 14, 1995. The purpose of the supplement is to revise the information appearing under the 'Prospectus Summary -- Sub-Adviser' and 'Management' sections on page 2 and pages 20-21 of the Prospectus, respectively.

Mitchell Hutchins has terminated the sub-advisory contract with Quest Advisory Corp., effective April 1, 1996. On that date, Mitchell Hutchins will assume responsibility for the portfolio management of the Fund. Donald R. Jones, a first vice president of Mitchell Hutchins, will serve as the Fund's portfolio manager. Prior to joining Mitchell Hutchins in February 1996, Mr. Jones was a vice president in the asset management group of First Fidelity Bancorporation. At First Fidelity Bancorporation since 1983, Mr. Jones was a member of the Value Discipline Stock Selection Committee and Small Capitalization Stock Selection Committee and served as the co-manager or assistant manager of mutual funds and personal trust commingled funds with aggregate assets of approximately $215 million.

If you have any questions regarding PaineWebber Small Cap Value Fund, please call your Investment Executive at PaineWebber or one of its correspondent firms.